UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2014

3D MAKERJET, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-157783	26-4083754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4303 Vineland Rd. F2, Orlando, Florida	32011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 769-0882

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 − Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, our board of directors and majority shareholder approved a twenty-six for one (26/1) forward split of our issued and outstanding common stock. The total number of authorized shares was not changed. The record date for the forward split was September 30, 2014.

A copy of the Certificate of Change that was filed with the Nevada Secretary of State on September 30, 2014 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Section 9 − Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Change, dated September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2014	3D MakerJet, Inc.

By: /s/ John Crippen
John Crippen
Chief Executive Officer

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